Exhibit 99.1

Confluent Announces Fourth Quarter and Fiscal Year 2022 Financial Results

•
Fourth quarter revenue of $169 million, up 41% year over year; fiscal year 2022 revenue of $586 million, up 51% year over year
•
Fourth quarter Confluent Cloud revenue of $68 million, up 102% year over year; fiscal year 2022 Confluent Cloud revenue of $211 million, up 124% year over year
•
Remaining performance obligations of $741 million, up 48% year over year
•
991 customers with $100,000 or greater in ARR, up 35% year over year

MOUNTAIN VIEW, Calif. -- January 30, 2023 -- Confluent, Inc. (NASDAQ: CFLT), the data streaming pioneer, today announced financial results for its fourth quarter and fiscal year 2022, ended December 31, 2022.

“Confluent helps power rich customer experiences, more intelligent and efficient backend operations, and unlock new data-driven business opportunities,” said Jay Kreps, co-founder and CEO, Confluent. “Our position as the category leader is illustrated by the 124% year-over-year growth in FY’22 Confluent Cloud revenue, 35% year-over-year increase in customers with $100k+ ARR, and a healthy dollar-based net retention rate of just under 130%.”

“Our Q4 results demonstrate our continued commitment to delivering high revenue growth with substantial margin improvements,” said Steffan Tomlinson, CFO, Confluent. “Looking ahead, we are focused on accelerating our timeline to achieve breakeven non-GAAP operating margin by one year exiting Q4 of 2023, while delivering approximately 30% annual revenue growth in 2023.”

Fourth Quarter 2022 Financial Highlights

(In millions, except per share data and percentages)

	Q4 2022	Q4 2021	Y/Y Change
Total Revenue	$168.7	$119.9	41%
Remaining Performance Obligations	$740.7	$500.6	48%
GAAP Operating Loss	$(115.0)	$(113.7)	$(1.3)
Non-GAAP Operating Loss	$(36.3)	$(49.7)	$13.4
GAAP Operating Margin	(68.2%)	(94.8%)	26.6 pts
Non-GAAP Operating Margin	(21.5%)	(41.4%)	19.9 pts
GAAP Net Loss Per Share	$(0.37)	$(0.43)	$0.06
Non-GAAP Net Loss Per Share	$(0.09)	$(0.19)	$0.10
Net Cash Used in Operating Activities	$(27.1)	$(23.9)	$(3.2)
Free Cash Flow	$(30.9)	$(26.7)	$(4.2)

Fiscal Year 2022 Financial Highlights

(In millions, except per share data and percentages)

	FY 2022	FY 2021	Y/Y Change
Total Revenue	$585.9	$387.9	51%
GAAP Operating Loss	$(462.7)	$(339.6)	$(123.1)
Non-GAAP Operating Loss	$(176.9)	$(160.6)	$(16.3)
GAAP Operating Margin	(79.0%)	(87.6%)	8.6 pts
Non-GAAP Operating Margin	(30.2%)	(41.4%)	11.2 pts
GAAP Net Loss Per Share	$(1.62)	$(1.82)	$0.20
Non-GAAP Net Loss Per Share	$(0.58)	$(0.86)	$0.28
Net Cash Used in Operating Activities	$(157.3)	$(105.1)	$(52.2)
Free Cash Flow	$(171.8)	$(114.0)	$(57.8)

A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the financial statement tables included in this press release. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section titled “Non-GAAP Financial Measures.”

Financial Outlook

For the first quarter and fiscal year 2023, Confluent expects:

	Q1 2023 Outlook	FY 2023 Outlook
Total Revenue	$166-$168 million	$760-$765 million
Non-GAAP Operating Margin	~ (27%)	(15%) - (14%)
Non-GAAP Net Loss Per Share	$(0.15)-$(0.13)	$(0.28)-$(0.22)

The Company expects to exit the fourth quarter of 2023 with breakeven non-GAAP operating margin.

A reconciliation of forward-looking non-GAAP operating margin and non-GAAP net loss per share to the most directly comparable GAAP measures is not available without unreasonable effort, as certain items cannot be reasonably predicted because of their high variability, complexity and low visibility. In particular, the measures and effects of our stock-based compensation expense specific to our equity compensation awards and employer payroll tax-related items on employee stock transactions are directly impacted by the timing of employee stock transactions and unpredictable fluctuations in our stock price, which we expect to have a significant impact on our future GAAP financial results.

Conference Call Information

Confluent will host a video webcast to discuss the company’s fourth quarter 2022 and fiscal year 2022 results as well as its financial outlook today at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time. Open to the public, investors may access the webcast, earnings press release, supplemental financial information, and investor presentation on Confluent’s investor relations website at investors.confluent.io before the commencement of the webcast. A replay of the webcast will also be accessible from Confluent’s investor relations website a few hours after the conclusion of the live event.

Confluent uses its investor relations website and may use its Twitter, LinkedIn, and Facebook accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain forward-looking statements including, among other things, statements regarding our financial outlook, including operating margins and margin improvements, targeted or anticipated gross and operating margin levels, achievement of non-GAAP operating margin breakeven exiting the fourth quarter of fiscal 2023, and expected revenue growth rate; our market and category leadership position; our ability to invest with discipline and drive durable and efficient growth; our expected investments in research and development and go-to-market functions; expected benefits and efficiencies from our recent restructuring and adjusted cost structure; the potential growth runway for Confluent Cloud; new customer acquisition, rates of Confluent Cloud consumption and demand for and retention of data streaming platforms like Confluent in the face of continued higher interest rates and macroeconomic uncertainty; our expectations regarding the effects of macroeconomic pressure on our go-to-market motion, our pricing, our win rate and deal cycles and customer behaviors such as budget scrutiny; customer growth, retention and engagement; ability for Confluent Cloud to provide cost savings for users and customers; increased adoption of our platform and fully managed solutions for data streaming in general; dependence of businesses on data in motion; ability for Confluent to become the central nervous system of every company; the degree of market acceptance of our products; growth in and growth rate of revenue, customers, remaining performance obligations and dollar-based net retention rate; our ability to increase engagement of customers for Confluent and expand customer cohorts; our market opportunity; our go-to-market strategy; our product differentiation and market acceptance of our products, including over open source alternatives; our strategy and expected results and market acceptance for our Flink offering and timing for launch of that offering; our expectations for market acceptance of stream processing; our ability to meet near-term and mid-term financial targets; our potential for value creation; our investment priority and philosophy; and our overall future prospects. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “seek,” “plan,” “project,” “target,” “looking ahead,” “look to,” “move into,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) our limited operating history, including in uncertain macroeconomic environments, (ii) our ability to sustain and manage our rapid growth, including following our recent restructuring, (iii) our ability to attract new customers and retain and sell additional features and services to our existing customers, (iv) inflationary conditions, economic uncertainty, recessionary risks, and exchange rate fluctuations, which have resulted and may continue to result in customer pullback in information technology spending, lengthening of sales cycles, reduced contract sizes, reduced consumption of Confluent Cloud or customer preference for open source alternatives, as well as the potential need for cost efficiency measures, such as our recent restructuring, (v) our ability to increase consumption of our offering, including by existing customers and through the acquisition of new customers, and successfully add new features and functionality to our offering, (vi) our ability to achieve or sustain profitability and improve margins annually, by our expected timelines or at all, (vii) our ability to operate our business and execute on our strategic initiatives following our recent restructuring, (viii) the estimated addressable market opportunity for our offering, including our

Flink offering and stream processing, (ix) our ability to compete effectively in an increasingly competitive market, including achieving market acceptance over competitors and open source alternatives, (x) our ability to successfully execute our go-to-market strategy and initiatives, including following our recent restructuring, (xi) our ability to attract and retain highly qualified personnel, which could be negatively impacted by our recent restructuring, (xii) breaches in our security measures or unauthorized access to our platform, our data, or our customers’ or other users’ personal data, (xiii) our reliance on third-party cloud-based infrastructure to host Confluent Cloud, and (xiv) general market, political, economic, and business conditions, including continuing impacts from the COVID-19 pandemic. These risks are not exhaustive. Further information on these and other risks that could affect Confluent’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and our future reports that we may file from time to time with the SEC. Additional information will be made available in our Annual Report on Form 10-K for the year ended December 31, 2022 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein. Confluent assumes no obligation to, and does not currently intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow margin. We use these non-GAAP financial measures and other key metrics internally to facilitate analysis of our financial and business trends and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in our industry, may report non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, free cash flow margin, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures. Further, free cash flow is not a substitute for cash used in operating activities. The utility of free cash flow is limited as such measure does not reflect our future contractual commitments and does not represent the total increase or decrease in our cash balance for any given period. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, as presented below. We define non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development, sales and marketing, general and administrative), non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share as the respective GAAP balances, adjusted for, as applicable, stock-based compensation expense; employer taxes on employee stock transactions; common stock charitable donation expense; acquisition-related expenses; amortization of debt issuance costs; and income tax effects associated with these adjustments. We define free cash flow as net cash used in operating activities less capitalized internal-use software costs and capital expenditures and free cash flow margin as free cash flow as a percentage of revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the performance of core operations and future ability to generate cash that can be used for strategic opportunities or investing in our business.

Other Business Metrics

Remaining performance obligations (“RPO”) represent the amount of contracted future revenue that has not yet been recognized as of the end of each period, including both deferred revenue that has been invoiced and non-cancelable committed amounts that will be invoiced and recognized as revenue in future periods. RPO excludes pay-as-you-go arrangements. RPO may also fluctuate due to a number of factors, including the timing of renewals, average contract terms, seasonality, and dollar amount of customer contracts. RPO as a metric is not necessarily indicative of future revenue growth because it does not account for the actual timing of customers’ consumption or future expansion.

Customers with $100,000 or greater in annual recurring revenue (“ARR”) represent the number of customers that contributed $100,000 or more in ARR as of period end. We define ARR as the revenue customers contractually committed to over the following 12 months assuming no increases or reductions in their subscriptions. ARR excludes services and pay-as-you-go arrangements. Similar to RPO, ARR as a metric is not necessarily indicative of future revenue growth because it does not account for the actual timing of customers’ consumption or future expansion. For purposes of determining our customer count, we treat all affiliated entities with the same parent organization as a single customer and include pay-as-you-go customers. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

Dollar-based net retention rate (“NRR”) as of a period end is calculated by starting with the ARR from the cohort of all customers as of 12 months prior to such period end (“Prior Period Value”). We calculate the ARR from these same customers as of the current period end (“Current Period Value”), which includes any growth in the value of subscriptions and is net of contraction or attrition over the prior 12 months. Services and pay-as-you-go arrangements are excluded from the calculation of ARR. We then divide the Current Period Value by the Prior Period Value to arrive at our dollar-based NRR. The dollar-based NRR includes the effect, on a dollar-weighted value basis, of our subscriptions that expand, renew, contract, or attrit, but excludes ARR from new customers in the current period. Our dollar-based NRR is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity.

About Confluent

Confluent is the data streaming platform that is pioneering a fundamentally new category of data infrastructure that sets data in motion. Confluent’s cloud-native offering is the foundational platform for data in motion – designed to be the intelligent connective tissue enabling real-time data, from multiple sources, to constantly stream across the organization. With Confluent, organizations can meet the new business imperative of delivering rich, digital front-end customer experiences and transitioning to sophisticated, real-time, software-driven backend operations.

Investor Contact

Shane Xie

investors@confluent.io

Media Contact

Taylor Jones

pr@confluent.io

Confluent, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$435,781	$1,375,932
Marketable securities	1,491,044	640,085
Accounts receivable, net	178,188	137,491
Deferred contract acquisition costs	35,883	27,646
Prepaid expenses and other current assets	57,229	44,919
Total current assets	2,198,125	2,226,073
Property and equipment, net	29,089	14,428
Operating lease right-of-use assets	29,478	37,281
Deferred contract acquisition costs, non-current	68,401	51,178
Other assets, non-current	19,756	13,769
Total assets	$2,344,849	$2,342,729
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21,439	$7,591
Accrued expenses and other liabilities	102,755	98,974
Operating lease liabilities	7,375	9,236
Deferred revenue	290,185	220,920
Liability for early exercise of unvested stock options	2,576	11,467
Total current liabilities	424,330	348,188
Operating lease liabilities, non-current	25,136	31,645
Deferred revenue, non-current	32,644	25,557
Convertible senior notes, net	1,084,500	1,080,701
Other liabilities, non-current	8,762	6,357
Total liabilities	1,575,372	1,492,448
Stockholders’ equity:
Preferred stock	-	-
Class A common stock	2	1
Class B common stock	1	2
Additional paid-in capital	1,980,335	1,599,962
Accumulated other comprehensive loss	(9,456)	(830)
Accumulated deficit	(1,201,405)	(748,854)
Total stockholders’ equity	769,477	850,281
Total liabilities and stockholders’ equity	$2,344,849	$2,342,729

Confluent, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue:
Subscription	$155,341	$108,191	$535,009	$347,099
Services	13,325	11,737	50,935	40,765
Total revenue	168,666	119,928	585,944	387,864
Cost of revenue:
Subscription(1)(2)	38,696	33,322	146,324	94,860
Services(1)(2)	15,253	12,824	56,091	42,432
Total cost of revenue	53,949	46,146	202,415	137,292
Gross profit	114,717	73,782	383,529	250,572
Operating expenses:
Research and development(1)(2)	71,809	56,686	264,041	161,925
Sales and marketing(1)(2)	122,684	100,625	456,452	319,331
General and administrative(1)(2)	35,209	30,151	125,710	108,936
Total operating expenses	229,702	187,462	846,203	590,192
Operating loss	(114,985)	(113,680)	(462,674)	(339,620)
Other income (expense), net	11,327	(329)	16,416	(7)
Loss before income taxes	(103,658)	(114,009)	(446,258)	(339,627)
Provision for (benefit from) income taxes	2,226	430	6,293	3,174
Net loss	$(105,884)	$(114,439)	$(452,551)	$(342,801)
Net loss per share, basic and diluted	$(0.37)	$(0.43)	$(1.62)	$(1.82)
Weighted-average shares used to compute net loss per share, basic and diluted	286,732,756	265,480,761	280,080,357	188,627,720

(1) Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of revenue - subscription	$5,492	$5,479	$23,136	$12,571
Cost of revenue - services	2,379	2,029	9,253	5,418
Research and development	28,385	20,298	101,499	49,051
Sales and marketing	26,846	20,859	99,366	55,506
General and administrative	12,926	9,407	44,402	33,078
Total stock-based compensation expense	$76,028	$58,072	$277,656	$155,624

(2) Includes employer taxes on employee stock transactions as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of revenue - subscription	$84	$481	$569	$636
Cost of revenue - services	385	40	604	377
Research and development	755	1,279	2,632	2,278
Sales and marketing	177	2,317	2,485	4,266
General and administrative	131	1,835	720	2,532
Total employer taxes on employee stock transactions	$1,532	$5,952	$7,010	$10,089

Confluent, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(105,884)	$(114,439)	$(452,551)	$(342,801)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	2,485	1,192	7,620	3,632
Net (accretion) amortization of (discounts) premiums on marketable securities	(6,022)	770	(8,891)	2,270
Amortization of debt issuance costs	959	187	3,799	187
Amortization of deferred contract acquisition costs	10,286	8,375	37,339	26,697
Non-cash operating lease costs	1,991	2,424	8,608	10,990
Common stock charitable donation expense	-	-	-	13,290
Stock-based compensation, net of amounts capitalized	76,028	58,072	277,656	155,624
Deferred income taxes	(283)	(394)	(237)	1,335
Other	504	157	1,384	1,828
Changes in operating assets and liabilities:
Accounts receivable	(35,665)	(21,642)	(42,080)	(32,516)
Deferred contract acquisition costs	(20,724)	(20,332)	(62,801)	(57,924)
Prepaid expenses and other assets	3,248	(14,027)	(17,850)	(31,366)
Accounts payable	7,132	4,406	13,580	6,143
Accrued expenses and other liabilities	8,226	29,642	9,948	61,132
Operating lease liabilities	(2,270)	(2,650)	(9,209)	(10,866)
Deferred revenue	32,911	44,383	76,352	87,285
Net cash used in operating activities	(27,078)	(23,876)	(157,333)	(105,060)
CASH FLOWS FROM INVESTING ACTIVITIES
Capitalization of internal-use software costs	(2,781)	(1,479)	(10,334)	(5,342)
Purchases of marketable securities	(528,660)	(284,683)	(2,051,908)	(663,595)
Maturities of marketable securities	482,899	91,275	1,200,558	271,942
Purchases of property and equipment	(1,006)	(1,364)	(4,121)	(3,600)
Other	-	-	-	12
Net cash used in investing activities	(49,548)	(196,251)	(865,805)	(400,583)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from initial public offering, net of underwriting discounts and commissions	-	-	-	786,600
Proceeds from issuance of common stock upon exercise of vested options	8,329	22,611	42,461	51,737
Proceeds from issuance of common stock upon early exercise of unvested options	-	512	416	19,454
Repurchases of unvested options	(80)	(107)	(789)	(482)
Payments of deferred offering costs	-	-	-	(3,125)
Proceeds from convertible senior notes, net of issuance costs	-	1,081,300	(786)	1,081,300
Payment for purchase of capped calls	-	(90,970)	-	(90,970)
Proceeds from issuance of common stock under employee stock purchase plan	-	-	40,939	-
Net cash provided by financing activities	8,249	1,013,346	82,241	1,844,514
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	2	16	(4)	5
Net (decrease) increase in cash, cash equivalents, and restricted cash	(68,375)	793,235	(940,901)	1,338,876
Cash, cash equivalents, and restricted cash at beginning of period	504,156	583,447	1,376,682	37,806
Cash, cash equivalents, and restricted cash at end of period	$435,781	$1,376,682	$435,781	$1,376,682
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$435,781	$1,375,932	$435,781	$1,375,932
Restricted cash included in other assets, current	-	750	-	750
Total cash, cash equivalents, and restricted cash	$435,781	$1,376,682	$435,781	$1,376,682

Confluent, Inc.

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except percentages, share and per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Reconciliation of GAAP total gross profit to non-GAAP total gross profit:
Total gross profit on a GAAP basis	$114,717	$73,782	$383,529	$250,572
Total gross margin on a GAAP basis	68.0%	61.5%	65.5%	64.6%
Add: Stock-based compensation expense	7,871	7,508	32,389	17,989
Add: Employer taxes on employee stock transactions	469	521	1,173	1,013
Non-GAAP total gross profit	$123,057	$81,811	$417,091	$269,574
Non-GAAP total gross margin	73.0%	68.2%	71.2%	69.5%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
Research and development operating expense on a GAAP basis	$71,809	$56,686	$264,041	$161,925
Less: Stock-based compensation expense	28,385	20,298	101,499	49,051
Less: Employer taxes on employee stock transactions	755	1,279	2,632	2,278
Non-GAAP research and development operating expense	$42,669	$35,109	$159,910	$110,596
Non-GAAP research and development operating expense as a percentage of total revenue	25.3%	29.3%	27.3%	28.5%

Sales and marketing operating expense on a GAAP basis	$122,684	$100,625	$456,452	$319,331
Less: Stock-based compensation expense	26,846	20,859	99,366	55,506
Less: Employer taxes on employee stock transactions	177	2,317	2,485	4,266
Non-GAAP sales and marketing operating expense	$95,661	$77,449	$354,601	$259,559
Non-GAAP sales and marketing operating expense as a percentage of total revenue	56.7%	64.6%	60.5%	66.9%

General and administrative operating expense on a GAAP basis	$35,209	$30,151	$125,710	$108,936
Less: Stock-based compensation expense	12,926	9,407	44,402	33,078
Less: Employer taxes on employee stock transactions	131	1,835	720	2,532
Less: Common stock charitable donation expense	-	-	-	13,290
Less: Acquisition-related expenses	1,104	-	1,104	-
Non-GAAP general and administrative operating expense	$21,048	$18,909	$79,484	$60,036
Non-GAAP general and administrative operating expense as a percentage of total revenue	12.5%	15.8%	13.6%	15.5%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Operating loss on a GAAP basis	$(114,985)	$(113,680)	$(462,674)	$(339,620)
Add: Stock-based compensation expense	76,028	58,072	277,656	155,624
Add: Employer taxes on employee stock transactions	1,532	5,952	7,010	10,089
Add: Common stock charitable donation expense	-	-	-	13,290
Add: Acquisition-related expenses	1,104	-	1,104	-
Non-GAAP operating loss	$(36,321)	$(49,656)	$(176,904)	$(160,617)
Non-GAAP operating margin	(21.5%)	(41.4%)	(30.2%)	(41.4%)

Reconciliation of GAAP net loss to non-GAAP net loss:
Net loss on a GAAP basis	$(105,884)	$(114,439)	$(452,551)	$(342,801)
Add: Stock-based compensation expense	76,028	58,072	277,656	155,624
Add: Employer taxes on employee stock transactions	1,532	5,952	7,010	10,089
Add: Common stock charitable donation expense	-	-	-	13,290
Add: Acquisition-related expenses	1,104	-	1,104	-
Add: Amortization of debt issuance costs	959	187	3,799	187
Add: Income tax effects and adjustments	656	(181)	1,631	844
Non-GAAP net loss	$(25,605)	$(50,409)	$(161,351)	$(162,767)
Non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.19)	$(0.58)	$(0.86)
Weighted-average shares used to compute net loss per share, basic and diluted	286,732,756	265,480,761	280,080,357	188,627,720

The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (unaudited, in thousands, except percentages):

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net cash used in operating activities	$(27,078)	$(23,876)	$(157,333)	$(105,060)
Capitalized internal-use software costs	(2,781)	(1,479)	(10,334)	(5,342)
Capital expenditures	(1,006)	(1,364)	(4,121)	(3,600)
Free cash flow	$(30,865)	$(26,719)	$(171,788)	$(114,002)
Free cash flow margin	(18.3%)	(22.3%)	(29.3%)	(29.4%)
Net cash used in investing activities	$(49,548)	$(196,251)	$(865,805)	$(400,583)
Net cash provided by financing activities	$8,249	$1,013,346	$82,241	$1,844,514